                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF THE COMPANY

           SUBSIDIARY                                        DBA                JURISDICTION OF INCORPORATION
           ----------                                        ---                -----------------------------
Alaska Communications Systems Holdings, Inc.                                               Delaware
ACS of the Northland, Inc.                          ACS, ACS Local Service                 Alaska
ACS of Alaska, Inc.                                 ACS, ACS Local Service                 Alaska
ACS of Fairbanks, Inc.                              ACS, ACS Local Service                 Alaska
ACS of Anchorage, Inc.                              ACS, ACS Local Service                 Delaware
ACS Wireless, Inc.                                  ACS Wireless                           Alaska
ACS Long Distance, Inc.                             ACS, ACS Long Distance                 Alaska
ACS Television, LLC.                                                                        Utah
ACS Internet, Inc.                                                                         Delaware
ACS Messaging, Inc.                                                                        Alaska
ACS InfoSource, Inc.                                                                       Alaska
ACS Media Holding, LLC.                                                                    Alaska
ACS of Alaska License Sub, Inc.                                                            Alaska
ACS of the Northland License Sub, Inc.                                                     Alaska
ACS of Fairbanks License Sub, Inc.                                                         Alaska
ACS of Anchorage License Sub, Inc.                                                         Alaska
ACS Wireless License Sub, Inc.                                                             Alaska
ACS Long Distance License Sub, Inc.                                                        Alaska
ACS Television License Sub, Inc.                                                           Alaska
ACS Service, Inc.                                                                          Alaska